Exhibit 10.1   Execution Version      \\PH - 036137/000006 - 396952 v6   COMMON STOCK ISSUANCE AGREEMENT   THIS COMMON STOCK ISSUANCE AGREEMENT (this “Agreement”) is made as of   December 7, 2018, by and among Fibrocell Science, Inc., a Delaware corporation (the   “Company”), and EB Research Partnership, Inc., a New York not-for-profit corporation   (“EBRP”), and Epidermolysis Bullosa Medical Research Foundation, a California domestic non-   profit corporation (“EBRF”) (each of EBRP and EBRF, a “Purchaser” and collectively, the   “Purchasers”).   For this and other good and valuable consideration, the receipt and sufficiency of which is   hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:   1. Issuance of Shares. On the date hereof, the Company shall issue and sell to each   Purchaser, and each Purchaser shall purchase from the Company, such number of shares (the   “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”),   as set forth on Exhibit A hereto at a purchase price of $2.03 per Share, resulting in gross proceeds   to the Company of $900,000.   2. Company Representations and Warranties. The Company hereby represents,   warrants, acknowledges, and agrees as follows:   (a) Organization and Corporate Power. The Company is a corporation duly   organized, validly existing and in good standing under the laws of the State of Delaware and has   all requisite corporate power and authority to carry on its business as presently conducted.   (b) Authorization. All corporate action required to be taken by the Company’s   board of directors in order to authorize the Company to enter into this Agreement, and to issue the   Shares hereunder, has been taken. All action on the part of the officers of the Company necessary   for the execution and delivery of this Agreement, the performance of all obligations of the   Company under this Agreement, and the issuance and delivery of the Shares has been taken. This   Agreement, when executed and delivered by the Company, shall constitute a valid and legally   binding obligation of the Company, enforceable against the Company in accordance with its terms   except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent   conveyance, or other laws of general application relating to or affecting the enforcement of   creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific   performance, injunctive relief, or other equitable remedies.   (c) Valid Issuance of Shares. The Shares, when issued, sold and delivered in   accordance with the terms and for the consideration set forth in this Agreement, will be validly   issued, fully paid, and nonassessable and free of restrictions on transfer other than applicable state   and federal securities laws and liens or encumbrances created by or imposed by the Purchasers.   Assuming the accuracy of the representations of each Purchaser in Section 3 of this Agreement   and subject to required federal and state securities filings, the Shares will be issued in compliance   with all applicable federal and state securities laws.

-2-      \\PH - 036137/000006 - 396952 v6   3. Purchaser Representations and Warranties. Each Purchaser hereby represents,   warrants, acknowledges, and agrees as follows:   (a) Authorization. Such Purchaser has full power and authority to enter into   this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute   a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in   accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency,   reorganization, moratorium, fraudulent conveyance, or any other laws of general application   affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the   availability of specific performance, injunctive relief, or other equitable remedies.   (b) Purchase Entirely for Own Account. This Agreement is made with such   Purchaser in reliance upon such Purchaser’s representation to the Company, which by such   Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Shares will be   acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with   a view to the resale or distribution of any part thereof, and that such Purchaser has no present   intention of selling, granting any participation in, or otherwise distributing the same. By executing   this Agreement, such Purchaser further represents that such Purchaser does not presently have any   contract, undertaking, agreement, or arrangement with any person or entity to sell, transfer, or   grant participations to such person or entity or to any third person or entity, with respect to any of   the Shares. Such Purchaser has not been formed for the specific purpose of acquiring the Shares.   (c) Disclosure of Information. Such Purchaser acknowledges that it has had the   opportunity to review this Agreement and all reports, schedules, forms, statements and other   documents filed by the Company under the Securities Exchange Act of 1934, as amended,   including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof   (the foregoing materials, including the exhibits thereto and documents incorporated by reference   therein, being collectively referred to herein as the “SEC Reports”) and has been afforded, (i) the   opportunity to ask such questions as it has deemed necessary of, and to receive answers from,   representatives of the Company concerning the terms and conditions of the offering of the Shares   and the merits and risks of investing in the Shares; (ii) access to information about the Company   and its financial condition, results of operations, business, properties, management and prospects   sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional   information that the Company possesses or can acquire without unreasonable effort or expense   that is necessary to make an informed investment decision with respect to the investment.   (d) Restricted Securities. Such Purchaser understands that the Shares have not   been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities   Act”) and, by reason of a specific exemption from the registration provisions of the Securities Act   which depends upon, among other things, the bona fide nature of the investment intent and the   accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that   the Shares are “restricted securities” under applicable U.S. federal and state securities laws and   that, pursuant to these laws, such Purchaser must hold the Shares indefinitely unless they are   registered with the Securities and Exchange Commission and qualified by state authorities, or an   exemption from such registration and qualification requirements is available. Such Purchaser   acknowledges that if an exemption from registration or qualification is available, it may be   conditioned on various requirements including, but not limited to, the time and manner of sale, the

-3-      \\PH - 036137/000006 - 396952 v6   holding period for the Shares, delivery of a legal opinion, and on requirements relating to the   Company which are outside of such Purchaser’s control, and which the Company is under no   obligation and may not be able to satisfy.   (e) Legends. Such Purchaser understands that the book entry or the certificate   or certificates representing the Shares may be notated with one or all of the following legends:   (i) “THESE SECURITIES HAVE NOT BEEN REGISTERED   UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR   APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED   FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE   OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER   THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A   TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE   SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES   LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL   REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR   (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.”; and   (ii) Any legend required by the securities laws of any state to the   extent such laws are applicable to the Shares represented by the certificate, instrument or book   entry so legended.   (f) Accredited Investor. Such Purchaser is an “accredited investor” within the   meaning of Regulation D promulgated under the Securities Act.   (g) Experience of such Purchaser. Such Purchaser, either alone or together   with its representatives, has such knowledge, sophistication and experience in business and   financial matters so as to be capable of evaluating the merits and risks of the prospective   investment in the Shares, and has so evaluated the merits and risks of such investment. Such   Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time,   is able to afford a complete loss of such investment.   (h) No General Solicitation. Such Purchaser is not purchasing the Shares as a   result of any advertisement, article, notice or other communication regarding the Shares published   in any newspaper, magazine or similar media or broadcast over television or radio or presented at   any seminar or, to the knowledge of such Purchaser, any other general solicitation or general   advertisement.   (i) Residence. Such Purchaser’s principal place of business is located at the   address set forth on its signature page to this Agreement.   4. Miscellaneous.   (a) Registration Statement. As soon as reasonably practicable (and in any event   within 45 calendar days after the date of this Agreement) and subject to the Company’s prior   receipt of each of the Purchaser’s Questionnaires (as defined below), the Company shall file a   registration statement on Form S-3 providing for the resale by the Purchasers of the Shares. The

-4-      \\PH - 036137/000006 - 396952 v6   Company shall use its commercially reasonable efforts to cause such registration statement to   become effective 90 days following the date hereof and to keep such registration statement   effective at all times until the earliest of (a) the Shares are sold under such registration statement   or pursuant to Rule 144 under the Securities Act, (b) the Shares may be sold without volume or   manner-of-sale restrictions pursuant to Rule 144 under the Securities Act, and (c) the five (5) year   anniversary of the date of the issuance of the Shares. Each Purchaser shall furnish the Company a   questionnaire in the form attached hereto as Exhibit B prior to the filing of such registration   statement (each, a “Purchaser’s Questionnaire”).   (b) Entire Agreement; Governing Law. This Agreement constitutes the entire   understanding between the Purchasers and the Company with respect to the subject matter hereof   and supersedes any prior understanding and/or written or oral agreements between them with   respect to such subject matter. This Agreement shall be governed by the laws of the State of   Delaware, without regard to the principles of conflicts of laws of Delaware or any other   jurisdiction that would result in the application of the laws of any jurisdiction other than Delaware.   (c) Severability. In case any provision of this Agreement shall be invalid,   illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid,   legal, and enforceable and to retain as nearly as practicable the intent of the parties, and the   validity, legality, and enforceability of the remaining provisions shall not in any way be affected   or impaired thereby.   (d) Amendment; Waiver. Any provision of this Agreement and the obligations   of the Company or rights of the Purchasers hereunder may be amended or waived if, but only if,   such amendment or waiver is in writing and is approved in writing by the Company and the   Purchasers, whereupon such amendment or waiver shall be binding on the Company and the   Purchasers.   (e) Counterparts; Execution by Electronic Means. This Agreement may be   executed in any number of counterparts, and any party may execute any such counterpart, each of   which when executed and delivered by facsimile or by electronic scanned copy (including .pdf)   exchanged by electronic transmission, shall be deemed to be an original and all of which   counterparts taken together shall constitute but one and the same instrument.   [Signature pages follow.]

SIGNATURE PAGE TO COMMON STOCK ISSUANCE AGREEMENT   \\PH - 036137/000006 - 396952 v6   IN WITNESS WHEREOF, the undersigned party has duly executed this Equity   Issuance Agreement as of the date first written above.   COMPANY:   FIBROCELL SCIENCE, INC.         By: /s/ Sean D. Buckley   Name: Sean D. Buckley   Title: Vice President of Business Administration,    Corporate Secretary   Address: 405 Eagleview Boulevard    Exton, Pennsylvania 19341

SIGNATURE PAGE TO COMMON STOCK ISSUANCE AGREEMENT   \\PH - 036137/000006 - 396952 v6   IN WITNESS WHEREOF, the undersigned party has duly executed this Equity   Issuance Agreement as of the date first written above.   PURCHASERS:   EB RESEARCH PARTNERSHIP, INC.         By: /s/ Alexander Silver   Name: Alexander Silver   Title: Chairman   Address: 132 E 43rd St., Suite 432    New York, New York 10017      EPIDERMOLYSIS BULLOSA MEDICAL   RESEARCH FOUNDATION         By: /s/ Paul Joseph   Name: Paul Joseph   Title: Chief Executive Officer   Address: 2757 Anchor Avenue    Los Angeles, California 90064

  \\PH - 036137/000006 - 396952 v6   EXHIBIT A      Purchaser Exact Name   Address for   Delivery   Tax ID   Purchase   Price   Share   Amount   EB Research Partnership, Inc. 142 E. 43rd St.   Suite No. 432   New York, NY 10017   (Provided Separately) $450,000 221,675   Epidermolysis Bullosa   Medical Research Foundation   2757 Anchor Avenue   Los Angeles, CA 90064   (Provided Separately) $450,000 221,675